Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated September 10, 2025 to Prospectus dated May 1, 2025

This Supplement is regarding the MassMutual Equity Opportunities Fund – Class R5 in the above-referenced product prospectus.

The MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds) (“Selling Fund”) is merging into the MassMutual Diversified Value Fund (a series of MassMutual Select Funds) (“Acquiring Fund”) on or about September 15, 2025 (“Reorganization”).

Reorganization

As described in a prospectus supplement for the Selling Fund, MML Investment Advisers, LLC proposed the Reorganization to the Boards of Trustees of the Selling Fund and the Acquiring Fund (the “Boards”), and the Boards unanimously approved the Reorganization, which may be effected without the approval of shareholders and which is expected to be tax-free for U.S. federal income tax purposes.

Under the Agreement and Plan of Reorganization, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund in exchange for shares of the same class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund. The Reorganization is expected to close on or about September 15, 2025 (“Closing Date”). If you are a shareholder of the Selling Fund immediately prior to the Closing Date, you will become a shareholder of the corresponding Acquiring Fund. The Selling Fund and Acquiring Fund offer the same classes of shares.

As of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invests in Class R5 shares of the Selling Fund will automatically receive a proportionate number of Class R5 shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund prior to the merger. Prior to the merger, you are permitted to transfer all of your units in the Selling Fund Sub-Account to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year. In addition, if you do not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions will be applied
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to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account will cease to exist on the Closing Date.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

As a result of the above, as of the Closing Date, references in the above-captioned product prospectus to the Selling Fund will hereby be removed.

Effective immediately, the following information for the MassMutual Diversified Value Fund – Class R5 will be added to the “Appendix A – Underlying Funds” section of the above-captioned product prospectus (all other information contained in the “Appendix A – Underlying Funds” section of the prospectus remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	MassMutual Diversified Value Fund - Class R5	0.74%	17.25%	9.86%	9.23%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Brandywine Global Investment Mgmt, LLC

Please read this Supplement carefully and retain it for future reference.

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